UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01: Other Events.

On November 4, 2022, Maquia Capital Acquisition Corporation (the “Company”) held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Meeting”). The purpose of the Meeting was, among other things, to approve Extension #1 extending the outside date for completing the Business Combination. In connection with the Meeting, as set forth in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2022, the holders of 13,769,910 shares of the Company’s Class A common stock (the “Redeeming Stockholders”) properly exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”).

On November 30, 2022, a redemption payment was made to the Redeeming Stockholders by Continental Stock Transfer & Trust Company (“CST”), as trustee of the trust account set up at the time of the Company’s initial public offering for the benefit of the Company’s public stockholders (the “Trust Account”), at a rate of $10.41858638 per share. It was later determined in mid-2023 that the Company did not withdraw all the interest from the Trust Account that it was allowed to withdraw to cover federal income and State of Delaware franchise taxes (collectively the “Taxes”) which had accrued in the amount of $261,900 and, therefore, the redemption payment should have only been $10.40345615 per share. This meant that the Redeeming Stockholders were overpaid in the amount of $0.01513023 per share or a total of $208,341.89 (the “Overpayment Amount”).

In March 2024, during the 2023 audit for the annual 10K, the Company learned that the efforts to recover the Overpayment Amount from Redeeming Stockholders had not occurred. Consequently, on March 27, 2024, the Company’s Sponsor replenished the Overpayment Amount directly to the Trust. The Company intends to promptly initiate recovery efforts from the Redeeming Stockholders through CST. Redeeming Stockholders are being notified of this situation and are being instructed to return the Overpayment Amount to CST. Anyone with questions about the contents of this report, can reach out to CST at spacredemptions@continentalstock.com.

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Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced above and other documents filed by Maquia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Maquia and Immersed assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Neither Maquia nor Immersed gives any assurance that Maquia or Immersed, or the post-combination company, will achieve any stated expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer

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